UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BYRNA TECHNOLOGIES INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

BYRNA TECHNOLOGIES INC.

2020 Virtual Annual General and Special Meeting of Stockholders

Proxy Statement

Table of Contents

-i-

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

Notice of Virtual Annual General and Special Meeting of Stockholders

To all Stockholders of Byrna Technologies Inc.:

You are invited to attend, and notice is hereby given regarding, the 2020 Annual General and Special Meeting of Stockholders (the “Annual Meeting”) of Byrna Technologies Inc. (the “Company” or “Byrna”) to be held virtually at 10:00 a.m., Eastern Standard Time, on Thursday, November 19, 2020. This will be the first time we have held our Annual Meeting virtually. Given the ongoing COVID-19 pandemic and our desire to support the health and well-being of our stockholders, employees and directors, we have decided not to have a physical annual meeting this year. You will be able to attend the Annual Meeting online, listen to the meeting live, submit questions, and vote by visiting https://web.lumiagm.com/235701649 and entering the 12-digit control number included on your proxy card. Stockholders attending the Annual Meeting online will be able to listen to the meeting live, submit questions and vote. The purposes of the Annual Meeting are:

1.	To elect five directors, each for a one year terms or until their successors are duly qualified and elected or appointed (the “Election of Directors Proposal”).

2.	To consider and vote upon an amendment to the Byrna Certificate of Incorporation to effect a reverse stock split of Byrna’s common stock, $0.001 par value (the “Common Stock”), (i) at a ratio in the range from 1-for-5 to 1-for-15, with such ratio to be determined by Byrna’s board of directors in its sole discretion and (ii) to be effected at such time and date as determined by Byrna’s board of directors in its sole discretion (the “Reverse Split”), the form of which amendment is attached as Annex A to this proxy statement (the “Reverse Stock Split Proposal”).

3.	To consider and vote upon a proposal to approve the Byrna Technologies Inc. 2020 Equity Incentive Plan, the form of which is attached as Annex B to this proxy statement, and to authorize for issuance 25,000,000 shares of Common Stock thereunder (the “Plan Proposal”).

4.	To consider and vote upon compensation for Byrna’s Chief Executive Officer (the “Executive Compensation Proposal”).

5.	To ratify the appointment of EisnerAmper LLP as Byrna’s independent registered public accounting firm for the fiscal year ending November 30, 2020 (the “Auditor Ratification Proposal”).

6.	To receive the Annual Report on Form 10-K of the Company for the financial year ending November 30, 2020 and the report of the auditors thereon.

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors of the Company has fixed October 20, 2020 as the record date for the virtual Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the virtual Annual Meeting.

Please review the proxy statement carefully and in full prior to voting in relation to the matters set out above as the proxy statement has been prepared to help you make an informed decision on such matters.

Record stockholders who are unable to attend the virtual Annual Meeting in person are requested to vote by mail by completing, dating and signing the enclosed form of proxy card and sending it in the enclosed envelope as instructed on your proxy, or vote via the Internet, by going to www.voteproxyonline.com, entering your 12-digit control number, and following the instructions on the website. Non-record stockholders who receive these materials through their broker, trustee or nominee or other intermediary should follow the instructions provided by their broker, trustee or nominee or intermediary. You can also vote online during the virtual Annual Meeting. Your vote is important and your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting.

Proxies may be revoked at any time before they are exercised.

For your vote to be effective, your voting instructions must be received by not later than 10:00a.m., Eastern Standard Time on November 17, 2020, or, in the case of any adjournment of the virtual Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the rescheduled meeting. The Chair of the virtual Annual Meeting may, at his or her discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the proxy card, or the Internet, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the virtual Annual Meeting, and only a later dated proxy received prior to the deadline will be counted.

IMPORTANT

Whether or not you expect to attend the Annual Meeting online, it is important that your shares be represented and voted. After reading this proxy statement, please promptly vote and submit your proxy. You may vote through the Internet, by telephone, by signing and returning a proxy card, or online during the virtual Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/Bryan Scott Ganz

Chief Executive Officer, President and Chair

October 29, 2020

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

__________________________________________________________

Proxy Statement

__________________________________________________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2020

Unless the context requires otherwise, references in this proxy statement to “Byrna,” the “Company,” “we,” “us,” or “our” refer to Byrna Technologies Inc.

The Annual General and Special Meeting of Stockholders (the “Annual Meeting”) will be held virtually on Thursday, November 19, 2020, at 10:00 a.m. Eastern Standard Time. We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by our Board of Directors (the “Board”) of proxies for our virtual Annual Meeting. This proxy statement will first be mailed to holders of our voting common stock, $0.001par value (“Common Stock”) on or about October 29, 2020.

Whether or not you plan to attend the virtual Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the virtual Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this proxy statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and proxy card because you were a stockholder of record at the close of business on October 20, 2020 and are entitled to vote at the virtual Annual Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the virtual Annual Meeting to vote your shares of Common Stock.

When you sign the proxy card you appoint Bryan Scott Ganz, President, Chief Executive Officer and Chair, and if he is not available, Lisa Wager, our Chief Legal Officer, as your representative at the Annual Meeting. As your representative, Mr. Ganz or Ms. Wager will vote your shares of Common Stock at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change. You also have the right to appoint a person (who need not be a stockholder of the Company) other than the persons designated in the form of proxy to attend and act for you at the Annual Meeting. If you desire to appoint some other person to represent you at the Annual Meeting, you may do so either by inserting such other person’s name in the blank space provided in the form of proxy or by completing another form of proxy.

Your shares of Common Stock represented by the proxy will be voted or withheld from voting in accordance with your instructions and if you specify a choice with respect to any matter to be acted upon, your shares of Common Stock will be voted accordingly. If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this proxy statement, your representative will vote your shares of Common Stock, under your proxy, at his or her discretion, subject to any limitations imposed by law.

1

When is the record date?

The Board has fixed October 20, 2020, as the record date for the Annual Meeting. Only holders of shares of our Common Stock as of the close of business on that date will be entitled to vote at the Annual Meeting. On the record date, we had outstanding 146,835,237 shares of our Common Stock, entitled to one vote per share.

How many shares are outstanding?

As of October 20, 2020, we had 146,835,237 shares of Common Stock issued and outstanding.

What am I voting on?

The purposes of the Annual Meeting are:

1.	To elect five directors, each for a one year terms or until their successors are duly qualified and elected or appointed (the “Election of Directors Proposal”).

2.	To consider and vote upon an amendment to the Byrna Certificate of Incorporation to effect a reverse stock split of Byrna’s Common Stock, (i) at a ratio in the range from 1-for-5 to 1-for-15, with such ratio to be determined by Byrna’s Board in its sole discretion and (ii) to be effected at such time and date as determined by Byrna’s Board in its sole discretion (the “Reverse Split”), the form of which amendment is attached as Annex A to this proxy statement (the “Reverse Stock Split Proposal”).

3.	To consider and vote upon a proposal to approve the Byrna Technologies Inc. 2020 Equity Incentive Plan, the form of which is attached as Annex B to this proxy statement, and to authorize for issuance of up to 25,000,000 shares of Common Stock thereunder (the “Plan Proposal”).

4.	To consider and vote upon compensation for Byrna’s Chief Executive Officer (the “Executive Compensation Proposal”).

5.	To ratify the appointment of EisnerAmper LLP as Byrna’s independent registered public accounting firm for the fiscal year ending November 30, 2020 (the “Auditor Ratification Proposal”).

6.	To receive the Annual Report on Form 10-K of the Company for the financial year ending November 30, 2020 and the report of the auditors thereon.

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each of the numbered proposals listed above.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this proxy statement, the Board is not aware of any such other matters.

What shares are entitled to vote?

Each share of our Common Stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee. Stockholders do not have the right to cumulate votes in the election of directors. Shares are counted as present if either the stockholder votes online at the virtual annual meeting, or has properly submitted a proxy by Internet, by telephone, or by mail. If you are acquiring Common Stock after October 20, 2020, being the record date, may, on proof of ownership of Common Stock, demand not later than 10 days before the Annual Meeting that his or her name be included in the list of persons entitled to virtually attend and vote at the Annual Meeting.

2

How can I vote by proxy in advance of the virtual Annual Meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the virtual Annual Meeting. There are two ways to vote by proxy:

By Internet – Stockholders may vote via the Internet, by going to www.voteproxyonline.com, entering the stockholder-specific 12-digit control number, and following the instructions on the website.

By Mail – Stockholders may vote by mail by completing, dating and signing the enclosed form of proxy card and sending it in the enclosed envelope as instructed in your proxy, or non-record stockholders who receive these materials through their broker, trustee or nominee or other intermediary should follow the instructions provided by their broker, trustee or nominee or intermediary.

If you want to appoint someone else other than the Chief Executive Officer and Chair, you can write in the name of the person you are appointing on the proxy card. Your proxyholder does not need to be a Byrna stockholder, but he or she does need to understand that your vote will not be counted unless he or she attends the virtual Annual Meeting and votes your shares for you. The person you appoint will need to contact TSX Trust Company at TMXEInvestorServices@tmx.com to request a control number to be represented or voted at the Annual Meeting. It is the responsibility of the stockholder to advise his or her proxy to acquire a control number. Without a control number, proxyholders will not be able to participate at the meeting.

How can I participate and vote in the annual meeting?

1.	Log in at https://web.lumiagm.com/235701649 at least 15 minutes before the meeting starts

2.	Click on “I have a control number”

3.	Enter your 12-digit control number (on your proxy form)

4.	Enter the password: byrna2020

5.	Vote

We encourage you to submit your vote in advance by going to www.voteproxyonline.com and enter your 12-digit control number on your proxy, or by mail by following the instructions on your proxy.

When can I join the Annual Meeting online?

You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Standard Time on November 19, 2020. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Standard Time on November 19, 2020.

How can I ask questions?

While logged in for the meeting you will be able to submit questions online by clicking on the submit questions button. If there are questions pertinent to meeting matters that are unanswered during the Annual Meeting, management will post answers to a representative set of such questions on the Company’s website at www.byrna.com. The questions and answers will be available as soon as practicable after the meeting.

What if I misplaced my 12-digit control number?

Please contact TSX Trust Company at TMXEInvestorServices@tmx.com by 10:00 a.m. (Eastern time) on November 17, 2020 to get your control number. If you are unable to contact TSX Trust Company we have made arrangements to provide a live audio webcast of the Annual Meeting. We will post details on how you may hear the webcast on our website at www.tmx.com. You will not be able to vote your shares or submit your questions during the Annual Meeting.

Can I change my vote or revoke my proxy after I submit my vote?

Yes. If you vote prior to the meeting, you may change your vote or revoke your proxy at any time before the votes are cast at the Annual Meeting. You may automatically revoke your proxy by attending the virtual Annual Meeting online and voting online at the meeting. Attending the virtual Annual Meeting online without voting at such meeting will not in and of itself constitute revocation of a proxy. If you are a non-registered stockholder, to revoke your voting instructions, you may submit new voting instructions to your broker, trustee or nominee.

3

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, we must have a quorum, which means that one third (1/3) of our outstanding voting shares as of the record date must be present, in person (virtually) or by proxy, at the Annual Meeting.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals.

Since our bylaws provide that approval of a proposal at an Annual Meeting of the stockholders is by the affirmative vote of a majority of the voting shares present, in person or by proxy, at an Annual Meeting of the stockholders, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, election of Directors is by a majority of the votes cast at the Annual Meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the Nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares of Common Stock in street name for their customers, are generally required to vote the shares of Common Stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares of Common Stock on routine matters, but not on non-routine matters (a “broker non-vote”).

Any shares of Common Stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast. Any shares of Common Stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to all proposals other than the election of directors will have the same effect as a vote against such proposal. In recognition of our desire to have every stockholder vote count, we encourage our stockholders to instruct their brokers to vote their shares.

Will my shares of Common Stock be voted if I do not sign and return my proxy card?

If your shares of Common Stock are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares of Common Stock. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares of Common Stock.

If your shares of Common Stock are registered in your name, and you do not sign and return your proxy card, your shares of Common Stock will not be voted at the Annual Meeting, unless you attend the Annual Meeting virtually and vote your shares of Common Stock.

How are votes counted?

Your shares of Common Stock will be voted or withheld from voting as you indicate on your proxy card. If you just sign your proxy card with no further instructions, your shares of Common Stock will be voted (a) FOR each nominee for election to the Board for terms expiring at the next annual meeting of stockholders, and (b) FOR each other proposal.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

4

Who will pay for the costs of soliciting proxies?

We will bear the cost of soliciting proxies.

PROPOSAL 1 — ELECTION OF DIRECTORS

General

Our current bylaws require the Board to have at least one and no more than nine Directors. The current Board is composed of eight Directors, of whom four are standing for election at the Annual Meeting. In addition, one new director is standing for election at the Annual Meeting. All Directors serve one-year terms until their successors are elected and qualified at the next annual meeting of our stockholders.

The Board has nominated the following five Nominees, for election at the Annual Meeting, to hold office until the next annual meeting of stockholders:

•	Clive Denis Bode
•	Bryan Scott Ganz
•	Herbert Hughes
•	Paul Jensen
•	Chris Lavern Reed

See below for additional information regarding our director nominees.

Required Vote; Recommendation of Board of Directors

Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. ALL PROXIES EXECUTED AND RETURNED WITHOUT AN INDICATION OF HOW SHARES OF COMMON STOCK SHOULD BE VOTED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES

5

Information On The Board, Executive Officers, And Key Employees And Director Nominees

Directors and Executive Officers

Below is information as of the date of this proxy statement about our current directors of the Company (each a “Director”), our current executive officers and executive officers who served during the fiscal year ended November 30, 2019 (and since), and each nominee for election to our Board of Directors at the Annual Meeting.

6

Name	Age	Securities Held	Position(s)	Year First Become Director
Bryan Scott Ganz Suffolk County, Massachusetts	62	7,467,495 shares of common stock, warrants exercisable into 980,230 shares of common stock, options exercisable into 600,000 shares of common stock, and Series A Convertible Preferred Stock convertible into 1,633,713 shares of common stock	Chief Executive Officer, President, Director and Chair of the Board, nominee	2016
David North	57	–	Chief Financial Officer	-
Lisa Wager	61	540,000 shares of common stock, warrants exercisable into 357,947 shares of common stock, options exercisable into 600,000 shares of common stock, and Series A Convertible Preferred Stock convertible into 646,580 shares of common stock	Chief Legal Officer, Corporate Secretary	-
James Dunfey	56	–	Acting Chief Accounting Officer	-
Karen Bowling Duval County, Florida	64	Options exercisable into 1,102,500 shares of common stock	Director, not standing for re-election	2016
Donald Levantin Fairfield County, Connecticut	56	1,127,766 shares of common stock, warrants exercisable into 358,630 shares of common stock, options exercisable into 659,167 shares of common stock, and Series A Convertible Preferred Stock convertible into 597,716 shares of common stock	Director, not standing for re-election	2017
7

Paul Jensen Suffolk County, Massachusetts	65	2,483,925 shares of common stock, warrants exercisable into 104,795 shares of common stock, options exercisable into 87,500 shares of common stock, and Series A Convertible Preferred Stock convertible into 174,657 shares of common stock	Director, nominee	2018
Beatrice Mitchell Manhattan County, New York	64	Options exercisable into 162,500 shares of common stock	Director, not standing for re-election	2019
Vladimir Kitaygorodsky Broward County, Florida	48	1,051,554 shares of our common stock	Director, not standing for re-election	2020
Herbert Hughes Tarrant County, Texas	61	Warrants exercisable into 436,104 shares of common stock, options exercisable into 175,000 shares of common stock, Series A Convertible Preferred Stock convertible into 726,840 shares of common stock	Director, nominee	2019
Chris Lavern Reed Loudoun County, Virginia	52	–	Director, nominee	2020
Clive Denis Bode Tarrant County, Texas	77	–	Nominee	-

Bryan Scott Ganz became the Company’s President effective July 13, 2018, Chief Executive Officer effective April 1, 2019 and has been a Director since June 2016. Mr. Ganz brings more than 30 years of global business experience in sales management, manufacturing, new product design and development, as well as mergers & acquisitions. Mr. Ganz had been the founder, majority shareholder and a principal of Northeast Industrial Partners LLC, a consulting firm that owns and operates privately held businesses. In addition, he has been a principal in Scudder Bay Property Management LLC, a captive private REIT. Mr. Ganz has a J.D. from Columbia Law School where he was a Harlan Fiske Stone Scholar and a B.S. in Business Administration from Georgetown University.

8

David North was named Chief Financial Officer effective August 31, 2020. He previously served as Vice President and Corporate Controller, from October 2017 to January 2020, at Velcro Group Corp., a multinational manufacturer with operations in North America, South America, Asia and Europe. From July 2011 to October 2017, Mr. North served as Corporate Controller for the L.S. Starrett Company (NYSE:SCX), a manufacturer of measurement tools with operations in North America, Brazil, China and Europe. Mr. North began his career at Deloitte & Touche. He holds a B.A. from Dartmouth College, a M.S. in Accounting from New York University, and is a Certified Public Accountant registered in the state of New York.

Lisa Wager was named Chief Legal Officer effective October 29, 2018 and Corporate Secretary since April 1, 2019. Ms. Wager has not had any other employment during the prior three years. Previously, Ms. Wager was a Partner at Morgan Lewis. Ms. Wager has a J.D. from Columbia Law School where she was a Harlan Fiske Stone and B.S. from Union College.

James Dunfey was appointed Acting Chief Accounting Officer effective December 31, 2019, and served in such role until August 30, 2020, at which point he accepted a non-executive accounting role with the Company. He previously served as the Company’s Controller, effective September 2019. Prior to joining the Company in September 2019, Mr. Dunfey served as Chief Accountant and Cost Controller at Anika Therapeutics, Inc. (NASDAQ: ANIK), an integrated joint preservation and regenerative therapies company, where he worked for 15 years. Mr. Dunfey has a B.A. in Finance from the University of Massachusetts Amherst.

Karen Bowling has been a Director since October 17, 2016. Ms. Bowling has been the Director of the Center for Entrepreneurship at the University of North Florida since January 2019, where she developed the strategic direction and develop all processes and procedures and provide operational oversight of the Center. Prior to joining the Center for Entrepreneurship at the University of North Florida, from September 2016 until January 2019, Ms. Bowling was the president of Thrive Consulting, a consulting firm focused on assisting start-up organizations. From January 2015 to September 2016, Ms. Bowling was Public Affairs Director at Foley & Lardner LLP, where she represented clients in all aspects of government affairs. From 2011 to 2014 Ms. Bowling served as chief administration officer for the city of Jacksonville, FL, where she oversaw day to day operations, including its budget and employees.  She is immediate past chair of the Florida State College of Jacksonville where she served for 8 years.  Ms. Bowling holds a B.A. in Literature-Communications from the University of North Florida.

Donald Levantin has been a Director since August 1, 2017.  Since March 2020, Mr. Levantin has been the vice-president of operations of RF-Solutions (“RF”), a wireless communications company, where is in charge of operations. Prior to joining RF, from August 2018 to March 2019, Mr. Levantin was VP- Energy & Commodity Markets at EKA Software Solutions (“EKA”), a commodities management platform. Prior to joining EKA, from April 2018 to August 2018, Mr. Levantin worked at ADMJ Consulting, a business consulting firm. From October 2013 to March 2018, Mr. Levantin was  Chief Executive Officer and a board member of Amphora Inc., a leading global software solution and service provider for energy and commodity trading, risk management, and logistics execution. Earlier in his career, Mr. Levantin co-founded and ran Commoditrack, a real-time mark-to-market and risk management platform for commodities, which was acquired by the Intercontinental Exchange and later by Sungard Financial Systems. Prior to his work in the software sector, Mr. Levantin was a commodity trader with Philipp Brothers Commodity Corp. and Phibro Energy. He holds a B.S. in business and economics from Lehigh University.

Paul Jensen has been a Director since July 13, 2018. Mr. Jensen first joined the Company as President and Chief Operating Officer on October 1, 2017 and served as Chief Executive Officer July 13, 2018 until he retired on April 1, 2019. From April 2008 to June 2017, Mr. Jensen served as chief executive officer of HALO Maritime Defense Systems (“HALO”), a technology company he co-founded that provides advanced marine automated security systems. Prior to HALO, Mr. Jensen worked for Nypro Inc., a plastics injection molding contract manufacturer.  Mr. Jensen also served in the United States Army, with 9 years active duty serving in command positions with the 82nd Airborne Division and XVIIIth Airborne Corps and at the U.S. Military Academy, as an Assistant Professor of Chemistry. Mr. Jensen graduated from the United States Military Academy at West Point and received a M.S. in Chemistry from M.I.T. and a M.B.A. from Golden Gate University. Mr. Jensen is a graduate of the Senior Executive Program at the University of Tennessee, has served on the adjunct faculty at the Fuqua School of Business, Duke University, and is a Hertz Fellow.

Beatrice Mitchell has been a Director since July 9, 2019. Ms. Mitchell is a managing director of Sperry, Mitchell & Company, an independent merger & acquisition advisory firm, she co-founded in 1986. Since 1986 Ms. Mitchell also has been a co-owner and director of Percival Scientific, a manufacturer of biological incubators and plant growth chambers. Ms. Mitchell has been a lecturer at Columbia Business School, New York University and the University of Virginia. She is also on the Board of Managers at Haverford College. Ms. Mitchell received a B.A. from Yale University and a M.B.A. from Columbia Graduate School of Business.

9

Vladimir Kitaygorodsky has been a director since May 9, 2020.  Mr. Kitaygorodsky is a managing partner at Shibumi Capital LLC, an investment fund for public and private investments that he founded in July 2011. While at Shibumi Capital, Mr. Kitaygorodsky also cofounded Beacon Protection, a commercial and residential security company. Prior to founding Shibumi Capital, Mr. Kitaygorodsky worked for more than 18 years in investment banking and asset management. Mr. Kitaygorodsky graduated Summa Cum Laude from Bowdoin, where he was a 4-year James Bowdoin Scholar.

Herbert Hughes has been a Director since July 9, 2019. Mr. Hughes has over 30 years of experience in the financial industry as an advisor and leader of a diverse range of businesses. Since March 2017, Mr. Hughes has been the chief financial officer of Wormhole Labs, a technology company in augmented reality and gaming industry and serves on its board of directors. Mr. Hughes has also been a managing director of HHM Capital, since 2005, a financial institution which provides investment banking and advisory services to ultra-high net worth individuals and families. From March 2015 to June 2019, Mr. Hughes was the chief executive officer of Domino Sands, an oil service business. Mr. Hughes also served as the Head of Derivatives and Capital Allocation at Bass Brothers Investments from 1995 to 2003, Portfolio Manager at Weston Capital of Paloma Partners from 1991 to 1995, Partner at Paramount Capital Group from 1985-1991, and trader at Kidder Peabody from 1982 to 1985. Mr. Hughes received a B.A. in 1982 from Harvard University.

Chris Lavern Reed has been the managing partner of Garcia Reed Investments, LLC, a real estate management entity, since April 2012. Mr. Reed has also served as an annuitant for the U.S. Department of State, overseeing classified investigations, since October 2018. From December 2016 to July 2018, Mr. Reed served as the special agent in charge and director of the United States Agency of International Development in the Office of the Inspector General (“USAID OIG”). Prior to his employment at the USAID OIG, Mr. Reed served with the U.S. Department of Justice, Bureau of Alcohol, Tobacco, Firearms & Explosives. Mr. Reed is veteran of the U.S. Marine Corps. Mr. Reed holds a B.A. from Indiana University, a M.A., from Northern Arizona University and a M.B.A. from Champlain College. He also is a graduate of the Congressional Fellow Program from Georgetown University and the Executive Development Program from Columbia University.

Clive Denis Bode is a nominee for director for the first time at the Annual Meeting. From 2017 through present, Mr. Bode has served as Chief Legal Advisor to Tarrant Management, LLC and as Chief Legal Officer for David Bonderman’s family office. Mr. Bode is also a Partner in TPG Capital (since 2001) and has served as its Chief Legal Officer (from 2001 to 2017). From 1986 through 2001, Mr. Bode served as Senior Advisor to the Bass Organization. Mr. Bode was an attorney at Vinson & Elkins from 1977 through 1986 (partner from 1984 through 1986). Mr. Bode is a director of BGH, LLC (since 2019), Far-Eastern Shipping Company PLC (from 2014-2018), TPG Capital (UK) Ltd. (since 2015), and has served as a director of various other TPG portfolio companies beginning in or about 2015. In addition, Mr. Bode served on the Board of La Quinta Corporation and the board of directors of La Quinta Properties, Inc. from 1999 through 2018 (Chair from 1999 through 2004). Mr. Bode received a B.A. from Oakland University (Michigan) and J.D. from The University of Michigan Law School.

Relationships between Directors and Officers

There are no family relationships between or among any of the officers or directors of Byrna.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or Director was selected to serve or was elected, respectively.

Legal Proceedings

To the knowledge of our management, there is no litigation currently pending against us, any of our officers or Directors in their capacity as such or against any of our property.

Cease Trade Orders

No proposed director, within 10 years before the date of this proxy statement, has been a director, chief executive officer or chief financial officer of any company that:

(a) was subject to: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an "Order") that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

10

(b) was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

No proposed director, within 10 years before the date of this proxy statement, is or has been a director or executive officer of any company that, while the proposed director was acting in that capacity, or within a year of the proposed director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Personal Bankruptcies

No proposed director has, within 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such proposed director.

Penalties and Sanctions

No proposed director has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Corporate Governance

Director Independence

Our Board is comprised of a majority of independent directors as defined is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Capital Market. Our Board has reviewed the independence of our Directors and the nominees for election to the Board at the Annual Meeting under the applicable standards. Based on this review, our Board determined that each of the following directors and director nominees is independent under those standards: Bryan Scott Ganz (nominee), Herbert Hughes (nominee), Chris Lavern Reed (nominee), Paul Jensen (nominee), Clive Denis Bode (nominee), Karen Bowling, Donald Levantin, Beatrice Mitchell, and Vladimir Kitaygorodsky is independent under the applicable standards and rules of the SEC.

In addition, the Board has determined that (i) each member of our Audit Committee is independent as defined in Exchange Act Rule 10A-3 and (ii) each member of our Compensation Committee is an independent director and is a non-employee director under the applicable standards and rules of the SEC.

Meetings of the Board of Directors and Stockholders

Our Board met in person and telephonically nine times during fiscal year ended November 30, 2019 and also acted by unanimous written consent. Each Director was present at least 75% of the Board of Directors meetings held while such individual was a Director.

11

Board Committees

The Company has established an Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. The Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee met in person and/or telephonically four, one, and one times, respectively, during the fiscal year ended November 30, 2019, and also acted by unanimous written consents.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Herbert Hughes, Karen Bowling and Donald Levantin (as of November 30, 2019, the members of our Audit Committee were Herbert Hughes, Karen Bowling and Donald Levantin). Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act. Our Board has determined that Herbert Hughes is an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Herbert Hughes serves as Chairman of our Audit Committee. Each member of the Audit Committee was present at 100% of the Audit Committee meetings held during such Director’s tenure as a member of the Audit Committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits and reviews of financial statements. As summarized below, the Audit Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	oversees all aspects of our systems of internal accounting and financial reporting control; and

•	provides oversight in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Compensation Committee

The members of our Compensation Committee are currently Herbert Hughes, Beatrice Mitchell, and Vladimir Kitaygorodsky (as of November 30, 2019, the members of our Compensation Committee were Herbert Hughes, Beatrice Mitchell, and Donald Levantin). Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers. Donald Levantin serves as Chairman of our Compensation Committee.

The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our executive officers;

•	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers or any other officer or director;

•	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•	reviewing our incentive compensation and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

12

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Karen Bowling, Paul Jensen, Vladimir Kitaygorodsky, and Beatrice Mitchell (as of November 30, 2019, the members of our Nominating and Corporate Governance Committee were Karen Bowling and Paul Jensen). The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as Directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Committee’s responsibilities include:

•	recommending, to the Board of Directors, nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board of Directors;

•	considering candidates proposed by stockholders in accordance with the requirements in its charter;

•	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;

•	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors; and

•	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and to conduct or authorize investigations into any matter within the scope of its duties.

Charters of Committees

The Board has adopted, and may amend from time to time, a written charter for each of the Audit Committee and Compensation Committee. Byrna maintains a website at www.byrna.com. Byrna makes available on its website, free of charge, copies of each of these charters.

AUDIT COMMITTEE MATTERS

Report of the Audit Committee

As discussed above, our Audit Committee is currently comprised of three members of our Board of Directors. In accordance with its written charter adopted by the Board, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of Byrna. While the Audit Committee has oversight responsibility, the primary responsibility for our financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and Byrna’s independent registered public accounting firm is responsible for auditing our financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has taken the following actions with respect to Mayer Hoffman McCann P.C., its independent registered public accounting firm for the fiscal year ended November 30, 2019:

13

•	reviewed and discussed our audited consolidated financial statements for the fiscal year ended November 30, 2019 with our management and with our independent registered public accounting firm;

•	discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received and discussed with our independent registered public accounting firm the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and

•	discussed with our independent registered public accounting firm without management present the independent registered public accounting firm’s independence.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered by our independent registered public accounting firms, McGovern Hurley LLP during fiscal year 2018 and Mayer Hoffman McCann P.C. during fiscal year 2019.

Service Type	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018
Audit Fees	83,012	44,500
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees Billed	83,012	44,500

The Audit Committee of our Board of Directors considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of our independent registered public accounting firms.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The Audit Committee reviews and, if appropriate, approves non-audit service engagements in accordance with the terms of such policy, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.

Each new engagement of our independent registered public accounting firm to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee pursuant to the foregoing procedures.

Engagement of New Independent Registered Accounting Firm

On October 17, 2019, the Company received notice from McGovern Hurley LLP (“McGovern Hurley”), the Company’s former independent registered public accounting firm, stating that it will no longer be performing audit services for public entities registered with the SEC and resigning with immediate effect. Subsequently, the Company appointed Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. (“MHM”), as the Company’s independent registered public accounting firm, effective as of October 28, 2019.

The reports of McGovern Hurley on the financial statements of the Company as of and for the fiscal years ended November 30, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) the audit reports on the financial statements of the Company as of and for the fiscal years ended November 30, 2018 and 2017 indicated that there was substantial doubt about the Company’s ability to continue as a going concern, and (ii) McGovern Hurley expressed no opinion on the effectiveness of the Company’s internal control over financial reporting, as the Company was not required to have, nor did the Company engage McGovern Hurley to perform, an audit of the Company’s internal control over financial reporting.

14

During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to October 29, 2019, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and McGovern Hurley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGovern Hurley, would have caused McGovern Hurley to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to October 29, 2019, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that management concluded that, as of November 30, 2017, the Company’s internal controls over financial reporting were not effective due to a material weakness, which was identified and disclosed in Item 9A (Management’s Report on Internal Control over Financial Reporting) of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. In addition, management concluded that, as of November 30, 2018, February 28, 2019, May 31, 2019 and August 31, 2019, the Company’s disclosure controls and procedures were not effective due to a significant deficiency, which was identified and disclosed in Item 9A (Management’s Report on Internal Control over Financial Reporting) of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018 and Item 4 (Controls and Procedures) of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2019, May 31, 2019 and August 31, 2019, respectively.

During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to October 29, 2019, the Company did not consult with McGovern Hurley regarding any of the matters set forth in Items 304(a)(2) of Regulation S-K.

The Company provided McGovern Hurley with a copy of the disclosures required by Item 304(a) contained in our Report on Form 8-K prior to its filing with the SEC and requested that that McGovern Hurley provide the Company with a letter addressed to the SEC stating whether McGovern Hurley agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated October 29, 2019, furnished by McGovern Hurley in response to that request, is filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on October 29, 2019.

By letter dated June 9, 2020, MHM voluntarily resigned, effective June 8, 2020, as the independent registered public accounting firm of the Company.

MHM’s report on the Company’s financial statements for the fiscal year ended November 30, 2019, the only fiscal year MHM was the Company’s independent registered public accounting firm, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the report contained a paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

For the fiscal year ended November 30, 2019 and during the subsequent interim periods through June 15, 2020, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with MHM’s report on the Company’s financial statements for such fiscal year.

For the fiscal year ended November 30, 2019 and during the subsequent interim period ended February 29, 2020, the Company had reportable events related to material weaknesses in the Company’s internal control over financial reporting (as defined in Item 304(a)(1)(v) of Regulation S-K). The material weakness in internal control over financial reporting resulted from (a) small accounting department where segregation of duties cannot be completely accomplished at this stage in our corporate lifecycle, (b) employee turnover and new personnel processing financial information, and (c) not having adequate personnel to evaluate the accounting for complex, non-routine transactions which resulted in an error in the accounting for our 2018 convertible notes.

The Company provided MHM with a copy of the disclosures required by Item 304(a) contained in our Report on Form 8-K prior to its filing with the SEC and requested that MHM provide the Company with a letter addressed to the SEC stating whether MHM agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated June 15, 2020, furnished by MHM in response to that request, is filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on June 15, 2020.

15

Effective June 15, 2020, the Company’s Board of Directors appointed EisnerAmper LLP (“EisnerAmper”) as the Company’s new independent registered public accounting firm.

For the fiscal year ended November 30, 2019 and during the subsequent interim periods through June 15, 2020, neither the Company nor anyone acting on behalf of the Company had consulted EisnerAmper regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did EisnerAmper provide a written report or oral advice to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid to our named executive officers at the end of the fiscal years ended November 30, 2019 and 2018. Individuals we refer to as our “named executive officers” include our Chief Executive Officer, Chief Financial Officer for the most recently completed financial year, and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended November 30, 2019.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Share- Based Awards ($)	Option- Based Awards(1) ($)	Non-Equity	Plan Compensation Incentive Long- Term Incentive Plans	Pension Value ($)	All Other Compensation (7) ($)	Total Compensation ($)
					Annual Incentive Plan
Bryan Scott Ganz (2)	2019	100,000	95,000	104,580	0	0	0	109,833	409,413
	2018	0	0	0	0	0	0	149,466	149,466
Paul Jensen (3)	2019	66,667	0	15,251	0	0	0	20,551	102,469
	2018	200,000	0	0	0	0	0	0	200,000
Dean Thrasher (4)	2019	0	0	0	0	0	0	50,120	50,120
	2018	0	0	39,046	0	0	0	156,580	195,626
Lisa Wager (5)	2019	75,000	23,750	104,580	0	0	0	90,000	293,330
	2018	0	0	0	0	0	0	12,500	12,500
Rakesh Malhotra (6)	2019	0	0	0	0	0	0	61,667	61,667
	2018	0	0	0	0	0	0	45,500	45,500

(1)	Options have been valued using Black-Scholes methodology. The following assumptions were made for purposes of calculating the value of options- based awards: a projected dividend of zero; forfeiture rate of zero. The actual value realized, if any, on option/warrant exercises will be dependent on overall market conditions and the future performance of the Company and its Common Stock.

(2)	Bryan Scott Ganz was paid a total of $149,466, in shares of the Company’s stock, for his services as President during the year ended November 30, 2018. For his services from December 1, 2019 through June 30, 2019 as President and effective April 1, 2019 as Chief Executive Officer, Mr. Ganz was paid $109,833, consisting of 333,333 shares of the Company’s stock and 52.5 units of the private placements the Company closed May and July of 2019. Additionally, effective July 1, 2019, Mr. Ganz became an employee with an annual base salary of $240,000 and has since been paid a pro-rata portion of his salary. In December 2019, Mr. Ganz was granted a bonus for his 2019 services consisting of 600,000 incentive stock options with a term of 5 years and an exercise price of $0.19, and 500,000 shares of restricted Common Stock. Because the December 2019 grants were for services rendered in the 2019 Fiscal Year they are included for informational purposes in this chart. They are not, however reflected in the Company’s financial statements for the year ended November 30, 2019 because they were not granted until the 2020 Fiscal Year and, in accordance with GAAP, were not expensed in the 2019 Fiscal Year.

16

(3)	Paul Jensen served as President and Chief Operating Officer of the Company until July 13, 2018 when he became Chief Executive Officer, with an annual salary of $200,000 payable in a combination of cash and restricted stock. Mr. Jensen resigned as Chief Executive Officer on April 1, 2019, and therefore received a pro-rata portion of his salary for 2019, but remains a director of the Company. In December 2019, Mr. Jensen was awarded 87,500 fully vested options with a life of 5 years and an exercise price of $0.19 for his services as a director from July 1, 2019 through November 30, 2019. Because the December 2019 grants were for services rendered in the 2019 Fiscal Year they are included for informational purposes in this chart. They are not, however reflected in the Company’s financial statements for the year ended November 30, 2019 because they were not granted until the 2020 Fiscal Year and, in accordance with GAAP, were not expensed in the 2019 Fiscal Year.

(4)	Dean Thrasher served as Chief Executive Officer until July 13, 2018 pursuant to a consulting agreement between the Company and a company that he controlled, and as Executive Chairman from July 13, 2018 until April 1, 2019. In 2018, the Company paid Mr. Thrasher $156,580 in cash and restricted stock to the corporation controlled by Mr. Thrasher for services rendered in 2018 by Mr. Thrasher as Chief Executive Officer and Executive Chairman. In 2019, Mr. Thrasher was paid $50,120 for his services as Executive Chairman through April 1, 2019. Mr. Thrasher remained a director of the Company until his resignation effective July 9, 2019.

(5)	Lisa Wager became the Company’s Chief Legal Officer on October 29, 2018. Ms. Wager was paid $12,500 in shares of the Company’s stock for services rendered through November 30, 2018. For services as Chief Legal Officer from December 1, 2019 through June 30, 2019, Ms. Wager was paid a total of $90,000 consisting of 250,000 shares of the Company’s stock and 42.5 units of the private placements the Company closed May and July of 2019. Effective July 1, 2019, Ms. Wager became an employee with an annual base salary of $180,000. In December 2019, Ms. Wager was issued a bonus for her services rendered in fiscal 2019 consisting of 600,000 incentive stock options with a term of 5 years and an exercise price of $0.19, and 125,000 shares of restricted Common Stock. Because the December 2019 grants were for services rendered in the 2019 Fiscal Year they are included for informational purposes in this chart. They are not, however reflected in the Company’s financial statements for the year ended November 30, 2019 because they were not granted until the 2020 Fiscal Year and, in accordance with GAAP, were not expensed in the 2019 Fiscal Year.

(4)	Mr. Malhotra became Chief Financial Officer effective December 1, 2018 and was compensated pursuant to consulting agreements for services performed as Chief Financial Officer in the fiscal years ended 2018 and 2019. Mr. Malhotra was paid $10,500 at the commencement of his services as Chief Financial Officer and was paid $3,333 on monthly basis until we mutually agreed on the termination of Mr. Malhotra’s services as Chief Financial Officer of the Company effective October 31, 2019.

(5)	Amount represents consulting fees expensed during the year.

Narrative Disclosure to Summary Compensation Bryan Scott Ganz

Effective June 1, 2018, the Company entered into a consulting agreement with Mr. Ganz pursuant to which Mr. Ganz served as President of the Company beginning on July 13, 2018. Pursuant to the terms of the agreement, Mr. Ganz was paid for 2018 services by a grant of 500,000 shares of the Company’s stock in each of the Company’s fiscal 2018 third and fourth quarters, and by a grant of 250,000 shares per quarter thereafter through March 31, 2019.

Effective April 1, 2019, Mr. Ganz was appointed Chief Executive Officer. For his continued services as President and Chief Executive Officer from April 1, 2019 through June 30, 2019, Mr. Ganz was paid pursuant to Board resolutions in Company securities consisting of 52.5 units of the private placements the Company closed in May and July of 2019. Beginning July 1, 2019, Mr. Ganz became an employee of the Company at an annual base salary of $240,000. Mr. Ganz is eligible for an annual bonus with respect to each fiscal year ending during his employment.

Lisa Wager

The Company entered into a consulting agreement with Ms. Wager, pursuant to which Ms. Wager served as the Chief Legal Officer of the Company from October 29, 2018 through February 28, 2019. Pursuant to the agreement she was to be paid in shares of the Company’s stock at an annual rate of 1 million shares. For her continued services as Chief Legal Officer from March 1, 2019 through June 30, 2019, Ms. Wager was paid pursuant to Board resolutions in Company securities consisting of 83,333 shares of the Company’s stock and 42.5 units of the private placements the Company closed in May and July of 2019. Effective July 1, 2019, Ms. Wager became an employee of the Company with an annual base salary of $180,000. Ms. Wager is eligible for an annual bonus with respect to each fiscal year ending during her employment.

17

Dean Thrasher

Effective July 1, 2018 the Company executed a consulting agreement with the corporation owned by Mr. Thrasher. Pursuant to the agreement Thrasher served as Executive Chairman from July 13, 2018 through March 31, 2019 (the “Agreement Term”) for compensation of $3,500 per month together with 180,000 shares of Common Stock per quarter. Mr. Thrasher stepped down as Executive Chairman upon the conclusion of the Agreement Term but remained a director of the Company until July 9, 2019.

Paul Jensen

Effective October 1, 2017, the Company entered into an agreement with Paul Jensen to serve as President and Chief Operating Officer through March 31, 2019. Pursuant to the agreement, Mr. Jensen received an annual salary of $200,000, to be paid through June 30, 2018 in shares of the Company’s Common Stock based upon the weighted average closing price of the Company’s shares for the twenty (20) trading days prior to the end of the applicable quarter, and commencing July 1, 2018, in a combination of cash and stock. Effective July 13, 2018, Mr. Jensen was appointed to the Board and named Chief Executive Officer of the Company. Mr. Jensen’s contract term ended March 31, 2019 at which time he retired and stepped down as Chief Executive Officer of the Company effective April 1, 2019. Mr. Jensen continues to be a director of the Company.

Rakesh Malhotra

Effective December 1, 2018, the Company signed a twelve-month contract with the corporation owned and controlled by the Chief Financial Officer to pay an annual compensation of $50,000 for the Chief Financial Officer services. The Company paid $10,500 at commencement and was committed to pay $3,333 on monthly basis. Effective October 31, 2019, the Company and Mr. Malhotra mutually agreed on the termination of Mr. Malhotra’s services as Chief Financial Officer of the Company.

Employment of James Dunfey

Effective September 6, 2019, the Company entered into an offer letter agreement with Mr. Dunfey, in connection with Mr. Dunfey’s employment as the Company’s Controller. By the terms of the offer letter agreement, Mr. Dunfey will be paid $133,000 annually. Mr. Dunfey is also eligible for a discretionary annual bonus of 10% to 30% of his annual salary and an award of up to 133,000 stock options. Effective December 31, 2019, Mr. Dunfey was appointed as the Company’s Chief Accounting Officer. In connection with his appointment to Chief Accounting Officer, Mr. Dunfey’s base compensation was increased by $5,000 per annum. As previously disclosed, Mr. Dunfey accepted a non-executive accounting position at Byrna, effective August 30, 2020.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by any of the Named Executive Officers as of November 30, 2019.

2017 Stock Option Plan

The Company’s stock option plan (the “2017 Stock Option Plan”) was approved by the stockholders at the annual meeting held on December 19, 2017. The 2017 Stock Option Plan is comprised of 18,993,274 shares of Common Stock to be available in the form of stock options. Certain warrants that were previously issued as compensation by the Company were entitled to exchange such warrants for an option under the 2017 Stock Option Plan. Until warrants are exchanged for options, the plan reserve shall be reduced by the number of shares of Common Stock which may be purchased under those warrants.

The purpose of the 2017 Stock Option Plan is to enable the Company to offer any person, whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The term of any option granted under the 2017 Stock Option Plan will be fixed by the Board of Directors at the time such option is granted, provided that options will not be permitted to exceed a term of ten years.

18

The exercise price of any options granted under the 2017 Stock Option Plan will be determined by the Board of Directors, in its sole discretion. While the shares are listed on the CSE, options will be non-assignable and non-transferable. So long as the shares are listed on the CSE, options on no more than 2% of the issued shares may be granted to any one consultant, or in aggregate to all persons performing investor relations activities, in any 12-month period. If the option holder ceases to be someone eligible to receive a grant of options under the 2017 Stock Option Plan, then that holder’s existing options shall expire on the earlier of (i) the expiry date fixed at the time of the option grant, and (ii) ninety days after the date that the option holder ceases to be eligible to receive a grant of options under the 2017 Stock Option Plan.

On October 13, 2019, the Board approved a First Amendment to the 2017 Stock Option Plan (the “First Amendment”) to conform the plan to the CSE. The First Amendment amended the 2017 Stock Option Plan as follows:

(a)	The definition of an Eligible Person in the 2017 Stock Option Plan was deleted in its entirety and replaced to provide that so long as the Company is listed on the Canadian Stock Exchange (the “Exchange” options may be granted to any person eligible under CSE policy 6.5, and, in the event the issuer ceases to be listed on the CSE, to any person eligible under Canadian NI 45-106 section 2.24.

(b)	The definition of the “Exchange” was deleted and changed to mean “the Canadian Securities Exchange.”

(c)	Section 2, which defined “Investor Relations Activities” in accordance with TSX policies related thereto, was deleted and replaced with the definition provided in the relevant CSE policy.

(d)	Section 5, which contained certain TSX policies related to the issuance of options, was deleted and replaced with the requirement that all options granted under the plan be subject to and comply with, the rules and policies of the stock exchange on which the Company’s shares are listed and any other regulatory body having jurisdiction.

(e)	Section 8, which reflected certain TSX policies related to the initial exercise price of options issued under the plan and any subsequent reductions thereto, was deleted and replaced with language reflecting the CSE policies on the initial exercise price of options and any subsequent reductions thereto for options held by insiders.

Because the changes were merely administrative, the First Amendment did not require stockholder approval. In October 2020, additional administrative amendments were made to the 2017 Stock Option Plan. All other provisions of the 2017 Stock Option Plan remain in full force and effect.

The following table provides information with respect to existing incentive plans as of November 30, 2019:

The following table provides information with respect to existing incentive plans as of November 30, 2019:

Plan Category	Number of Securities to be issued upon the exercise of outstanding awards	Weighted average exercise price of award	Number of awards available for future issuance under equity compensation plans
Equity Compensation plans not approved by stockholders: Consulting agreements and employment compensation arrangements disclosed above

1,879,875 shares of Common Stock(1)

102.5 units, for aggregate principal of $102,499.90, at a price of $1,000 per unit, consisting of (i) $1,000 10% interest secured convertible promissory note, convertible into the Company’s common stock at a conversion price of $0.15 per share and (ii) four thousand warrants each exercisable for one share of common stock at an exercise price of $0.25 per share(2)

		N/A	N/A

19

Equity Compensation plans approved by stockholders:2017 Stock Option Plan	6,211,667	$0.241	None under 2017 Stock Option Plan; all future options to be issued under 2020 Equity Incentive Plan (as described in this Proxy Statement)

(1) These shares were issued as compensation for services to officers in lieu of cash pursuant to their consulting agreements and grants approved by the Board of Directors.

(2) These private placement units were issued for services rendered by officers in lieu of cash pursuant to grants approved by the Board of Directors.

Pension Plan Benefits and Defined Contribution Plans

The Company does not have a pension plan or defined benefit plan that provides for payments or benefits to the Named Executive Officers at, following, or in connection with retirement.

Compensation of Directors

The following sets forth the compensation awarded to, earned by, or paid to the named director by us during the year ended November 30, 2019.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Bryan Scott Ganz(5)	100,000	95,000	114,000	0	109,833	409,413
Karen Bowling	0	0	9,521	0	0	9,521
Donald Levantin	0	0	12,005	0	0	12005
Paul Jensen	0	0	2,898	0	0	2,898
Beatrice Mitchell(1)	0	0	5,382	0	0	5,382
Herbert Hughes(2)	0	0	5,796	0	0	5,796
Dean Thrasher(3)	0	0	0	0	0	0
William B. Richards(4)	0	0	0	0	0	0

(1)	Effective July 9, 2019, Ms. Mitchell was elected as a Director.

(2)	Effective July 9, 2019, Mr. Hughes was elected as a Director.

(3)	Effective April 1, 2019, Mr. Thrasher retired as Executive Chairman and effective July 9, 2019, resigned as a Director.

(4)	Effective July 9, 2019, Mr. Richards was elected as a Director. Effective January 29, 2020, Mr. Richards resigned as a Director of the Company. In December he was granted options valued at $5,382 for his services during 2019, which options expired without being exercised 90 days after he resigned.

(5)	Mr. Ganz did not receive any compensation for his services as a Director. His compensation, including stock and options awarded in December 2019 for services as President and Chief Executive Officer in the fiscal year ended November 30, 2019, is described above.

During the year ended November 30, 2019, no member of the Board received any cash compensation for their service as a Board member.

20

During the year ended November 30, 2019, stock compensation was granted to the non-employee members of the Board in options pursuant to the 2017 Stock Option Plan. The stock compensation granted to each non-employee member was determined on an individual discretionary basis, by the compensation committee, based upon certain criteria, including but not limited to, participation with the Company’s operations, membership on a committee of the Board and chairmanship of a committee of the Board.

Compensation Policies and Practices and Risk Management

The Compensation Committee has reviewed the design and operation of the Company’s compensation policies and practices for all employees, including executives, as they relate to risk management practices and risk-taking incentives. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 20, 2020, unless otherwise noted, by (a) each person who is known to us to own beneficially more than 5% of our Common Stock, (b) each director and nominee for director, (c) each named executive officer, and (d) the current directors and executive officers as a group. The table lists voting securities, including restricted stock held by our directors and executive officers over which they have sole voting power but no investment power. Otherwise, except to the extent noted below, each person identified below has sole voting and investment power over the shares reported. Except as otherwise noted below, we know of no agreements among our stockholders which relate to voting or investment power with respect to our Common Stock and none of the stated shares has been pledged as security. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 146,835,237 shares of Common Stock outstanding as of October 20, 2020.

For the purposes of the information provided below, shares subject to options and warrants and other convertible securities that are exercisable within 60 days following October 20, 2020 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership
Names and Address(1)	Common Stock	Percent of Class
Greater Than 5% Stockholders
Arthur Cohen	11,821,851	8.05%
Joseph Healey	8,162,961	5.56%
Pierre Lapeyre Jr.	27,230,921	18.55%
Alan Meltzer	12,077,840	8.23%
Directors, Nominees and Named Executive Officers
Bryan Scott Ganz(2)	10,681,438	7.24%
Dean Thrasher(9)	-	*
Lisa Wager(3)	2,144,527	1.45%
Rakesh Malhotra	0	*
Clive Denis Bode	0	*
Karen Bowling(4)	1,102,500	*
Herbert Hughes(5)	1,337,944	*
Paul Jensen(6)	2,850,877	1.94%
Vladimir Kitaygorodsky	1,051,554	*
Don Levantin(7)	2,743,279	1.86%
Beatrice Mitchell(8)	162,500	*
Chris Lavern Reed	0	*
All Directors, Nominees and Named Executive Officers as a group (12 persons)	22,614,619	15.4%

* Less than 1%

21

(1) Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Byrna Technologies Inc., 107 Audubon Road, Suite 201 Wakefield, Massachusetts 01880.

(2) Consists of (i) 1,953,333 shares of common stock owned by Mr. Ganz in his individual capacity, (ii) 4,780,612 shares of common stock owned by Northeast Industrial Partners LLC, of which Mr. Ganz is the majority holder, (iii) 707,547 and 26,003 shares of common stock owned by the Judith Ganz Trust and the David Ganz Trust, respectively, of which Mr. Ganz is the trustee, (iv) warrants exercisable into 980,230 shares of our common stock within 60 days of October 20, 2020, (v) options exercisable into 600,000 shares of our common stock within 60 days of October 20, 2020, and (vi) Series A Convertible Preferred Stock convertible into 1,633,713 shares of our common stock within 60 days of October 20, 2020.

(3) Consists of (i) 540,000 shares of our common stock owned by Ms. Wager, (ii) warrants exercisable into 357,947 shares of our common stock within 60 days of October 20, 2020, (iii) options exercisable into 600,000 shares of our common stock within 60 days of October 20, 2020, and (iv) Series A Convertible Preferred Stock convertible into 646,580 shares of our common stock within 60 days of October 20, 2020.

(4) Consists of options exercisable into 1,102,500 shares of our common stock within 60 days of October 20, 2020.

(5) Consists of (i) warrants exercisable into 436,104 shares of our common stock within 60 days of October 20, 2020, (ii) options exercisable into 175,000 shares of our common stock within 60 days of October 20, 2020, and (iii) Series A Convertible Preferred Stock convertible into 726,840 shares of our common stock within 60 days of October 20, 2020.

(6) Consists of (i) 2,483,925 shares of our common stock owned by Mr. Jensen, (ii) warrants exercisable into 104,795 shares of our common stock within 60 days of October 20, 2020, (iii) options exercisable into 87,500 shares of our common stock within 60 days of October 20, 2020, and (iv) Series A Convertible Preferred Stock convertible into 174,657 shares of our common stock within 60 days of October 20, 2020.

(7) Consists of (i) 1,127,766 shares of our common stock owned by Mr. Levantin, (ii) warrants exercisable into 358,630 shares of our common stock within 60 days of October 20, 2020, (iii) options exercisable into 659,167 shares of our common stock within 60 days of October 20, 2020, and (iv) Series A Convertible Preferred Stock convertible into 597,716 shares of our common stock within 60 days of October 20, 2020.

(8) Consists of options exercisable into 162,500 shares of our common stock within 60 days of October 20, 2020.

(9) Due to the fact that Dean Thrasher is no longer an employee of the Byrna, this information is not ascertainable at this time.

22

Changes in Control

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

In considering the recommendation of the Board with respect to the Executive Compensation Proposal, stockholders should be aware that Bryan Scott Ganz, Chief Executive Officer, President and Chair of the Board, has interests that may be different from, or in addition to, the interests of our stockholders. These interests relate to or arise from the matters described below. The Board is aware of this potential conflict of interest and considered it, among other matters, in reaching its decision to approve the Executive Compensation Proposal described in this proxy statement.

If and when the stockholders provide approval for the Executive Compensation Proposal, the Company will enter into an employment agreement with Bryan Scott Ganz, Chief Executive Officer, President and Chair of the Board. The terms of the employment agreement are described below in Proposal 4 – Approval of Compensation of Chief Executive Officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

Agreement with Andre Buys

On April 13, 2018, the Company entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Andre Buys (“Buys”) pursuant to which the Company purchased certain intellectual property from Buys for consideration to consist of a first payment of cash at the closing and a second payment of $500,000 cash or $750,000 in Company’s Common Stock (the “Second Payment”), and engaged him as its Chief Technology Officer (“CTO”). Under the Agreement, the Company is prohibited from terminating Mr. Buys without cause prior to April 13, 2021. On December 19, 2019 the Company and Buys entered into an amendment to the Agreement (the “Amendment”) which provided, among other things, that in lieu of the Second Payment the Company would issue to Buys (and/or his designees) shares of restricted Common Stock of the Company valued at $630,000 as soon after the effective date of the Amendment as it is approved by the Company’s Board and can be effected. The Company also agreed to make an additional cash payment of $80,000 to Mr. Buys, which has been paid. Under the Amendment the number of shares to be issued was to be calculated based on the average closing price of the Company’s stock for the 20 days before the Amendment was signed and approved by the Board, both of which occurred on December 19, 2019. The Amendment also terminates Mr. Buys’ security interest in and reversionary rights to the intellectual property covered by the Agreement, modifies certain terms of the Purchase and Sale Agreement relating to royalties, raises Mr. Buys’ compensation as CTO to $12,500 per month and provides that, upon Mr. Buy’s relocation to Boston, he will become a full-time employee of the Company and earn a salary of $14,000 per month plus certain benefits.

Rental of Corporate Headquarters

The Company rents the facility at this location, at a monthly rent of $700 plus utilities and other variable costs which averages $2,089.62 monthly, from a company controlled by our Chief Executive Officer.

Related Person Transactions Policy and Procedure

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

23

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•	whether there are business reasons for us to enter into the transaction;

•	whether the transaction would impair the independence of an outside director; and

•	whether the transaction would present an improper conflict of interest for any Director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

24

PROPOSAL 2 — APPROVAL OF THE AMENDMENT OF CERTIFICATE OF INCORPORATION

General

At the Annual Meeting, stockholders will be asked to approve the amendment to the Certificate of Incorporation effecting a reverse stock split of the issued shares of Common Stock, at a ratio in the range from 1-for-5 to 1-for-15, with such ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date as determined by the Board in its sole discretion, the form of which is attached as Annex B to this proxy statement, and is incorporated by reference herein. Upon the effectiveness of the amendment to the Certificate of Incorporation effecting the reverse stock split, or the split effective time, the issued shares of Common Stock outstanding immediately prior to the split effective time will be reclassified into a smaller number of shares such that a stockholder will own one new share of Common Stock for each 5 to 15 shares of issued Common Stock held by that stockholder immediately prior to the split effective time. The ultimate ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of the Nasdaq Capital Market.

The form of the amendment to the Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Common Stock or preferred stock.

Purpose

The Board of Directors approved the proposal approving the amendment to the Certificate of Incorporation effecting the reverse stock split for the following reasons: a reverse stock split of Common Stock may be necessary to meet the listing applications for the Nasdaq Capital Market; the Board believes a higher stock price may help generate investor interest;

Requirements for Nasdaq Listing

Byrna Common Stock is listed on the Canadian Stock Exchange under the symbol “BRYN.” We are seeking approval by Nasdaq to list the Common Stock on the Nasdaq Capital Market. If and when such approval is obtained, we anticipate that the Common Stock will be listed on Nasdaq under the trading symbol “BYRN”.

We have filed an initial listing application for the Common Stock on Nasdaq. The Nasdaq listing standards will require us to have, among other things, a $4.00 per share minimum bid price upon the listing of the Common Stock. On October 20, 2020, Byrna Common Stock closed at $1.53 per share.

One of the effects of the reverse stock split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in management being able to issue more shares without further stockholder approval. For example, before the reverse stock split, our authorized but unissued shares would be approximately 153,164,763 (based on 146,835,237 shares outstanding as of the record date). If we effect the reverse stock split using a 1-for-5 ratio, our authorized but unissued shares would be approximately 270,632,953. If we effect the reverse stock split using a 1-for-15 ratio, our authorized but unissued shares would be approximately 290,210,985. The reverse stock split will not affect the number of authorized shares of Common Stock and preferred stock, which will continue to be authorized pursuant to our Certificate of Incorporation, thus the reverse stock split will have the effect of increasing the number of authorized but unissued shares of Common Stock. We currently have no plans, commitments, arrangements, understandings or agreements to issue shares. The additional authorized shares of Common Stock will provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including but not limited to, equity offerings; financings; potential strategic transactions, including mergers, acquisitions and business combinations; stock dividends; stock splits; grants under equity compensation plans; and other general corporate transactions.

Potential Increased Investor Interest

On October 20, 2020, the Common Stock closed at $1.53 per share. An investment in Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board of Directors believes that the anticipated higher market price expected to result from a reverse stock split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.

25

There are risks associated with the reverse stock split, including that the reverse stock split may not result in an increase in the per share price of Common Stock. We cannot predict whether the reverse stock split will increase the market price for Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. In particular, among other factors, there is no assurance that: the market price per share of Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split; the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; that we will otherwise meet the requirements of Nasdaq for inclusion for trading on the Nasdaq Capital Market, including the $4.00 minimum bid price, or, if met, that the market price per share would remain above the minimum bid price for a sustained period of time; or that we would otherwise meet the Nasdaq listing requirements even if the per share market price of Common Stock after the reverse stock split meets the required minimum bid price.

The market price of Common Stock will also be based on performance of Byrna and other factors, some of which are unrelated to the number of shares of Common Stock outstanding. If the reverse stock split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of Byrna may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

In determining which reverse stock split ratio to implement, following receipt of stockholder approval of the Reverse Stock Split Proposal, Byrna may consider, among other things, various factors, such as: the historical trading price and trading volume of the Common Stock; the then-prevailing trading price and trading volume of Common Stock and the expected impact of the reverse stock split in the short- and long-term; which reverse stock split ration would result in the least administrative cost to Byrna; and prevailing general market and economic conditions.

The failure of the stockholders to approve the Reverse Stock Split Proposal could have serious, adverse effects on Byrna and its stockholders. Nasdaq may not list the Common Stock, and the Common Stock would then continue to trade on small trading markets. In that event, Common Stock could adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of Common Stock and making it difficult to raise additional capital if needed.

Principal Effects of the Reverse Stock Split

The amendment to the Certificate of Incorporation effecting the reverse stock split is set forth in Annex A to this proxy statement.

The reverse stock split will be effected simultaneously for all outstanding shares of Common Stock. The reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Byrna, except to the extent that the reverse stock split results in any stockholders owning a fractional share. The reverse stock split will not change the terms of Common Stock. After the reverse stock split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. Common Stock issued pursuant to the reverse stock split will remain fully paid and nonassessable.

 In addition, if the reverse stock split is implemented, it may increase the number of stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the reverse stock split may not achieve the desired results of increasing marketability and liquidity of Common Stock that have been described above.

26

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve the amendment to the Certificate of Incorporation effecting the reverse stock split, and if the Board of Directors still believes that a reverse stock split is in the best interests of Byrna and its stockholders, we will file the amendment to the Certificate of Incorporation with the Delaware Secretary of State at such time as the Board of Directors has determined to be the appropriate split effective time. The Board of Directors may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning at the split effective time, each book-entry account representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Beneficial Owners of Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical stock certificates evidencing their ownership of Common Stock. However, they are provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the reverse stock split.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on the Nasdaq Capital Market on the trading day immediately prior to the split effective time. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where Byrna is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the split effective time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by Byrna or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Consequences

The par value per share of Common Stock will remain unchanged after the reverse stock split. As a result, at the reverse stock split effective time, the stated capital on our balance sheet attributable to Common Stock will be reduced proportionately based on the reverse stock split ratio, from its present amount, and the additional paid-in capital account will be increased for the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split will be recast to give retroactive effect to the reverse stock split.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of Byrna with another company, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of Byrna, other than pursuant to the Merger Agreement, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

27

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the record date for the Annual Meeting is required to approve the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF EFFECTING THE REVERSE STOCK SPLIT AT A RATIO IN THE RANGE FROM 1-FOR-5 TO 1-FOR 15, WITH SUCH SPECIFIC RATIO TO BE DETERMINE BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

28

PROPOSAL 3 — APPROVAL OF BYRNA TECHNOLOGIES INC. 2020 EQUITY INCENTIVE PLAN

General

On October 23, 2020, our Board adopted the Byrna Technologies Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”). The 2020 Equity Incentive Plan, which we refer to as the 2020 Plan, is being submitted for approval by the stockholders at the Annual Meeting.

The general purpose of the 2020 Plan is to provide a means whereby directors, officers, managers, employees, consultants and advisors of Byrna and its subsidiaries by providing a means for them to acquire and maintain an equity interest in Byrna, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Our Board believes that the granting of stock options, restricted stock awards, unrestricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

If approved, the 2020 Plan will succeed the 2017 Stock Option Plan (the “2017 Plan”). If the 2020 Plan is approved, no new awards will be granted under the 2017 Plan.

Description of the 2020 Plan

The following description of the principal terms of the 2020 Plan is a summary and is qualified in its entirety by the full text of the 2020 Plan, which is attached as Annex B hereto.

Administration. In general, the 2020 Plan will be administered by the Compensation Committee of our Board . The Compensation Committee will determine the persons to whom options to purchase shares of our Common Stock, stock appreciation rights (SARs), restricted stock units (“RSUs”), and restricted or unrestricted shares of our Common Stock may be granted. The Compensation Committee may also establish rules and regulations for the administration of the 2020 Plan and amendments or modifications of outstanding awards, subject to stockholder approval where required under applicable laws. The Compensation Committee may delegate authority to the chief executive officer and/or other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2020 Plan. No options, stock purchase rights or awards may be made under the 2020 Plan on or after October 23, 2030, but the 2020 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

Eligibility. Persons eligible to receive options, SARs or other awards under the 2020 Plan are those employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to our success, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary.  As awards under the 2020 Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2020 Plan. The aggregate number of shares of Common Stock available for issuance in connection with options and other awards granted under the 2020 Plan is 25,000,000.

“Incentive stock options”, or “ISOs”, that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted under the 2020 Plan with respect to all of the 25,000,000 shares of Common Stock authorized for issuance under the 2020 Plan. If any option or SAR granted under the 2020 Plan terminates without having been exercised in full or if any award is forfeited, or is settled in cash, the number of shares of Common Stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2020 Plan.

The number of shares authorized for issuance under the 2020 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.

29

Terms and Conditions of Options.  The Compensation Committee will determine the exercise price of options granted under the 2020 Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq Capital Market, the fair market value will generally be the closing sale price on the date of grant (or the last trading day on which trades were made before the date of grant if no trades occurred on the date of grant), or if the Common Stock is not listed on a national securities exchange, the fair market value will be the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date or, in the absence of quoted bid and offered prices on such date, the mean between the bid and offered prices as quoted on the immediately preceding date on which such amounts were quoted. If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2020 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or cash equivalent, or (b) by such other means as the Compensation Committee may accept. The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option (other than an ISO), SAR or other award to transfer the option, right or other award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Compensation Committee may grant SARs, independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The strike price per share of a SAR will be determined by the Compensation Committee, but the strike price may not be less than the fair market value per share of our Common Stock on the date of grant of the SAR. The maximum term of any SAR granted under the 2020 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to: the number of shares of Common Stock subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one share of Common Stock on the exercise date over the applicable strike price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted shares of Common Stock and/or RSUs under the 2020 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs confer the right to receive shares of our Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or RSUs may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. Dividend equivalent amounts may be paid with respect to RSUs either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Other Stock-Based Awards. The Compensation Committee may award other types of equity-based awards under the 2020 Plan, including the grant of shares of our Common Stock that do not have vesting requirements.

30

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2020 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, or RSUs, in exchange for a similar award of the capital stock of any successor corporation; (e) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price or strike price, as applicable, the option or SAR may be canceled without payment of any consideration; or (f) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Amendment, Termination. Our Board may at any time amend the 2020 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2020 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2020 Plan.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2020 Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this proxy statement, which provides information on the grants made in the previous fiscal year under the 2017 Plan, and please refer to the description of grants made to our non-employee directors under the 2017 Plan in the last previous year under the heading “Director Compensation” in this proxy statement.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2020 Plan. Optionees and recipients of other rights and awards granted under the 2020 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2020 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the exercise price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

31

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one-year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the exercise price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of the fair market value of our Common Stock on the date of exercise over the strike price of the SAR.

Treatment of Restricted Stock and RSU Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

32

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A

If an award under the 2020 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2020 Plan to pay any federal, state or local taxes required by law to be withheld.

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy at the Annual Meeting and entitled to vote thereon are required for the approval of the Plan Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PLAN PROPOSAL TO APPROVE THE BYRNA TECHNOLOGIES INC. 2020 EQUITY INCENTIVE PLAN, THE FORM OF WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT, AND TO AUTHORIZE FOR ISSUANCE 25,000,000 SHARES OF COMMON STOCK THEREUNDER.

33

PROPOSAL 4 — APPROVAL OF COMPENSATION OF CHIEF EXECUTIVE OFFICER

Our Board adopted and approved an employment agreement entered into between Byrna and Bryan Scott Ganz, effective as of August 31, 2020 (the “Employment Agreement”). Mr. Ganz recused himself from the discussions regarding and approval of his Employment Agreement.

The Employment Agreement provide that Mr. Ganz will be paid an annual salary for $450,000, and a target bonus of 100%, subject to his achievement of criteria established by the Compensation Committee. In addition, in consideration of Mr. Ganz’ rendering of services thereunder, Byrna will issue to Mr. Ganz 9,000,000 RSUs, to be issued under the 2020 Plan upon its approval, which RSUs will vest (i) one-third when Byrna’s stock trades above $2.00 on a 20-day closing volume weighted average price (“VWAP”), one-third when Byrna’s stock trades above $3.00 on a 20-day VWAP, and (iii) one-third when Byrna’s stock trades above $4.00 on a 20-day VWAP (all stock price triggers shall be adjusted to account for stock splits and reverse stock splits); provided, that Mr. Ganz must remain employed by Byrna for three years from the effective date of the Employment Agreement (subject to certain terms therein). Mr. Ganz is also entitled to participate in employee benefit plans maintained by Byrna on behalf of its employees.

The Employment Agreement has a three-year term, with optional renewal. In the event of termination of the Employment Agreement by Mr. Ganz for good reason or by Byrna without cause, Mr. Ganz will be entitled to receive (subject to his execution of a release): (a) the accrued amounts (i.e. any accrued but unpaid base salary and accrued by unused vacation, reimbursement for business expenses properly incurred, and employee benefits to which Mr. Ganz is entitled under employee benefit plans as of the termination date); (b) twelve months base salary plus an amount equal to the target bonus amount; (c) extended time to satisfy the price vesting triggers on the RSUs; and (d) reimbursement for monthly COBRA premiums paid by Mr. Ganz until the earliest of (i) the twelve month anniversary of the termination, (ii) termination of COBRA eligibility; and (iii) the date on which Mr. Ganz becomes eligible to receive substantially similar coverage from another source.

In connection with the Employment Agreement, Byrna and Mr. Ganz entered into a Noncompetition and Nonsolicitation Agreement, covering period of 12 months from the date of termination of Mr. Ganz’ employment.

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy at the annual meeting and entitled to vote thereon are required for the approval of the Executive Compensation Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE EXECUTIVE COMPENSATION PROPOSAL, AND TO AUTHORIZE FOR ISSUANCE 9,000,000 RESTRICTED STOCK UNIT AWARDS THEREUNDER.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF THE AUDITOR

Our Audit Committee has appointed EisnerAmper LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending November 30, 2020. Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.

Although this appointment is not required to be submitted to a vote of our stockholders, our Board believes it appropriate as a matter of policy to request that our stockholders ratify the appointment. If stockholder ratification is not received, the Board will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such a change would be in the Company’s best interests.

It is not expected that a representative of Mayer Hoffman McCann P.C. or EisnerAmper LLP will be present at the Annual Meeting. Byrna management will be available to respond to relevant questions regarding the appointment of our auditor.

Vote Required for Approval; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the record date for the Annual Meeting is required to approve the Auditor Ratification Proposal.

34

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUDITOR RATIFICATION PROPOSAL RATIFYING THE APPOINTMENT OF EISNERAMPER AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2020.

35

ITEM 6 - ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K

We are required to file an annual report, called a Form 10-K, with the SEC. A copy of our Annual Report on Form 10-K for the fiscal year ended November 30, 2019 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Stockholders may also request a copy of, or an appointment to review during normal business hours, a list of stockholders as of October 20, 2020. Written requests should be directed Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810.

The Board has approved the financial statements of the Company for the year ended November 30, 2019 and the report of the auditors thereon. No vote by stockholders with respect to the financial statements is required or proposed to be taken.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders, unless the affected stockholder has provided contrary instructions. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Byrna stockholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Written requests should be directed to Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Any stockholder who desires to submit a proposal for inclusion in our proxy statement (our “2021 Proxy Statement”) for our 2021 annual meeting (the “2021 Annual Meeting”) in accordance with Rule 14a-8 must submit the proposal in writing to Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. We must receive a proposal by February 26, 2021 (120 days prior to the anniversary of the mailing date of this proxy statement, which is approximately October 29, 2020) in order to consider it for inclusion in our 2021 Proxy Statement.

Stockholder proposals that are not intended to be included in the proxy materials for our 2021 Annual Meeting, but that are to be presented by the stockholder are subject to the advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, such a proposal must include the information set forth in our Bylaws. To be timely, a proposing stockholder’s notice for an annual meeting must be delivered to or mailed and received at our principal executive offices: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12 and Section 2.13, “Public Disclosure” means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act.

If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2021 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

36

OTHER MATTERS

Our Directors know of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

ADDITIONAL INFORMATION

Additional information relating to the Company, including financial information of the Company’s most recently completed financial year is provided in the Company's audited consolidated financial statements and management discussion and analysis, is available on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. Stockholders may also contact Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810 for a copy of such information.

By Order of the Board of Directors,

/s/ Bryan Scott Ganz

Executive Chairman, Chief Executive Office, and President

Andover, Massachusetts

October 29, 2020

37

ANNEX A
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION OF

BYRNA TECHNOLOGIES INC.

Byrna Technologies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”),

DOES HEREBY CERTIFY:

FIRST: The name of Company is Byrna Technologies Inc.

SECOND: The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

The Certificate of Incorporation of the Company shall be amended by adding the following paragraphs in Article Four immediately following the paragraphs in Article Four in Certificate of Incorporation, as previously amended:

“Contingent and effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Effective Time”), each [●] ([●]) shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Company will pay in cash the fair value of such fractional shares, without interest and as determined in good faith by the Board of Directors of the Company when those entitled to receive such fractional shares are determined.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares of Common Stock have been surrendered to the Company; provided, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of Common Stock prior to the Reverse Split are either delivered to the Company, or the holder notifies the Company that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.”

THIRD: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an Annual Meeting of Stockholders held on [●], 2020, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

******************

38

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer this [●] day of [●], 20[●].

____________________________

Bryan Ganz, Chief Executive Officer

39

ANNEX B
BYRNA TECHNOLOGIES INC. 2020 EQUITY INCENTIVE PLAN

BYRNA TECHNOLOGIES INC.

2020 EQUITY INCENTIVE PLAN

1.                  Purpose. The purpose of the Byrna Technologies Inc. 2020 Equity Incentive Plan is to increase stockholder value and advance the interests of the Company and its Affiliates by furnishing economic incentives designed to attract, retain and motivate key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates by providing a means for them to acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.                  Definitions. The following definitions shall be applicable throughout this Plan:

(a)               “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)               “Applicable Law” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan or in which the Common Shares are listed or quoted on a securities exchange or inter-dealer quotation system.

(c)               “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Stock Bonus Award granted under this Plan.

(d)               “Award Agreement” means a written agreement, contract, certificate or other instrument or document made and delivered in accordance with Section 14(a) evidencing the terms and conditions of an Award granted hereunder. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)               “Board” means the Board of Directors of the Company.

(f)                “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company or an Affiliate, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company or an Affiliate; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or an Affiliate by the Participant; (C) any material violation of the policies of the Company or an Affiliate, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or an Affiliate; (D) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; (E) misappropriation by the Participant of any assets or business opportunities of the Company or an Affiliate; or (F) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (I) the business reputation of the Company or Affiliate of the Company, or (II) the performance of the Participant’s duties to the Company or an Affiliate of the Company.

If, subsequent to the termination of a Participant’s employment or service with the Company or an Affiliate for any reason other than for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Company or an Affiliate for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such termination that would have been forfeited under the Plan had such termination been by for Cause. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

40

(g)               “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)       A tender offer (or series of related offers) made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii)       The merger or consolidation of the Company with another corporation or entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determines otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii)       The sale of substantially all of the Company’s assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv)       The acquisition by a Person (as defined below) of 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v)       The cessation of individuals who, as of the Effective Date, constitute the members of the Board (the “Current Board Members”), by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the Effective Date) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that “Person” shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(h)               “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance of general applicability issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i)                 “Committee” means a committee of at least two (2) individuals as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j)                 “Common Shares” means the common stock, par value $0.001 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

(k)               “Company” means Byrna Technologies Inc., a Delaware corporation, and any successor thereto.

(l)                 “Current Board Members” has the meaning set forth in Section 2(g).

(m)             “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

41

(n)               “Disability” means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 7(c)(ii), the term “Disability” shall have the meaning ascribed to it under Section 22(e)(3) of the Code. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 7(c)(ii) within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates or, in the absence of Participant’s participation in such a long-term disability plan, the determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o)               “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3.

(p)               “Eligible Director” means an individual who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(q)               “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate; provided, that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r)                “Exchange Act” has the meaning set forth in Section 2(g), and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance of general applicability issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)                “Exercise Price” has the meaning set forth in Section 7(b).

(t)                 “Fair Market Value”, unless otherwise provided by the Committee in accordance with Applicable Law, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date or, in the absence of quoted bid and offered prices on such date, the mean between the bid and offered prices as quoted on the immediately preceding date on which such amounts were quoted. In the event that the Common Shares are not listed on a national securities exchange or quoted on a nationally recognized interdealer quotation system, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A, if applicable, and such determination shall be conclusive and binding on all persons.

(u)               “Immediate Family Members” has the meaning set forth in Section 14(b).

(v)               “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w)             “Indemnifiable Person” shall have the meaning set forth in Section 4(e).

(x)               “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(y)               “Option” means an Award granted under Section 7.

(z)               “Option Period” has the meaning set forth in Section 7(c).

(aa)            “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6.

(bb)           “Permitted Transferee” has the meaning set forth in Section 14(b).

(cc)            “Person” has the meaning set forth in Section 2(g).

(dd)           “Plan” means this Byrna Technologies Inc. 2020 Equity Incentive Plan, as amended from time to time.

(ee)            “Restricted Period” means the period of time determined by the Committee during which an Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, or is otherwise subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ff)              “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(gg)           “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

42

(hh)           “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service with the Company and/or an Affiliate; and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12), and (B) the Participant’s years of employment or service with the Company and/or an Affiliate (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) is greater than or equal to 62; provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five (5) years.

(ii)              “SAR Period” has the meaning set forth in Section 8(c).

(jj)              “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance of general applicability issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(kk)           “Stock Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 8 to receive, upon exercise, an amount payable in cash or Common Shares equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a Common Share on the date the Award is exercised, over (ii) the Strike Price specified in the Award Agreement and which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(ll)              “Stock Bonus Award” means an Award granted under Section 10.

(mm)      “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of a Common Share on the Date of Grant.

(nn)           “Subsidiary” means, with respect to any specified Person:

(i)                 any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)              any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(oo)           “Substitute Award” has the meaning set forth in Section 5(f).

(pp)           “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3.                  Effective Date; Duration. The Plan shall be effective as of the Effective Date, but no Incentive Stock Options shall be exercised unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within 12 months after the date this Plan is adopted by the Board. The Plan shall terminate automatically on 10th anniversary of the Effective Date, and no Award shall be granted pursuant to the Plan after such date; provided, however, that such termination shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4.                  Administration.

(a)               The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all of the members of the Committee without a meeting shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

43

(b)               Subject to the provisions of this Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) construe, interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, whether or not in connection with a Change in Control; (x) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and (xi) exercise discretion to make any other determination and to take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

(c)               The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors or other individuals who may, but need not, be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that (A) the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may so award and the time period during which such officer or officers may so award, and (B) such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted. The Committee may not authorize an officer to designate himself or herself as a recipient of any such rights or options.

(d)               Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)               No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person; provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, under the Committee’s charter, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)                Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5.                  Grant of Awards; Shares Subject to this Plan; Limitations.

(a)               The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Stock Bonus Awards to one or more Eligible Persons.

44

(b)               Subject to adjustment in accordance with Section 11, no more than 25,000,000 Common Shares, less the number of Common Shares underlying any unexercised awards under the Company’s 2013 Stock Option Plan and the Company’s 2017 Stock Option Plan as of the Effective Date, shall be available for the grant of Awards under the Plan, all or any portion of which may be issued pursuant to the exercise of Incentive Stock Options. Each Common Share subject to an Option or a Stock Appreciation Right will reduce the number of Common Shares available for issuance by one share, and each Common Share underlying an Award of Restricted Stock, Restricted Stock Units, Stock Bonus Awards and Performance Compensation Awards will reduce the number of Common Shares available for issuance by one share.

(c)               Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(d)               Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(e)               Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(f)                Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan; provided that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the aggregate number of Common Shares available for Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count against the aggregate number of Common Shares available for Awards under the Plan.

6.                  Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7.                  Options.

(a)               Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that, any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

45

(b)               Exercise Price. The price at which a Common Share may be purchased upon the exercise of an Option (the “Exercise Price”) shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns (or is deemed to own pursuant to Section 424(d) of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; ; provided, further, that the Committee may, in accordance with Applicable Law (including the applicable provisions of Section 409A or 424 of the Code) designate an Exercise Price below Fair Market Value on the Date of Grant if the Option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate; provided, further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)               Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed 10 years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns (or is deemed to own pursuant to Section 424(d) of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option at any time and for any reason. Unless otherwise provided by the Committee in an Award Agreement:

(i)                 an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three (3) anniversaries of the Date of Grant;

(ii)              upon termination of employment or service of the Participant granted such Option, the unvested portion of such Option shall expire, and the vested portion of such Option shall remain exercisable for:

(A)             one (1) year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but in no event later than the expiration of the Option Period;

(B)              for directors, officers and employees of the Company only, for three (3) months following termination of employment or service by reason of such Participant’s Retirement, but in no event later than the expiration of the Option Period;

(C)              three (3) months following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but in no event later than the expiration of the Option Period; and

(iii)            both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of this Section 7(c) and consistent with the requirements of Applicable Law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d)               Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the aggregate Exercise Price. The aggregate Exercise Price shall be payable (i) in cash, by certified or bank check, or cash equivalent; and (ii) by such other method as the Committee may permit in accordance with Applicable Law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the aggregate Exercise Price; (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised, (D) any combination of the foregoing, or (E) any other form of legal consideration that may be acceptable to the Committee. Any fractional Common Shares shall be settled in cash.

46

(e)               Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a “disqualifying disposition” (as defined below) of all or any portion of the Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any “disposition” (within the meaning of Section 424 of the Code and including, without limitation, any sale) of such Common Shares before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) one (1) year after the date of exercise of the Incentive Stock Option. Such written notice shall advise the Company of the occurrence of the disqualifying disposition and the price realized upon the disposition of such Common Shares. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)                Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other Applicable Law.

8.                  Stock Appreciation Rights.

(a)               Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b)               Strike Price. The Strike Price for each SAR granted in conjunction with the Award of an Option shall be the Exercise Price of the related Option, and the Strike Price of a SAR granted independent of an Option shall be the Fair Market Value of a Common Share determined as of the Date of Grant; provided, however, that the Committee may, in accordance with Applicable Law (including the applicable provisions of Section 409A of the Code) designate a Strike Price below Fair Market Value on the Date of Grant if the SAR is granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)               Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option, and a SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed 10 years from the Date of Grant, as may be determined by the Committee (each, the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR at any time and for any reason. Unless otherwise provided by the Committee in an Award Agreement:

(i)                 a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three (3) anniversaries of the Date of Grant;

(ii)              upon termination of employment or service of the Participant granted the SAR, the unvested portion of a SAR shall expire, and the vested portion of such SAR shall remain exercisable for:

(A)             one (1) year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but in no event later than the expiration of the SAR Period;

(B)              for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C)              three (3) months following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but in no event later than the expiration of the SAR Period; and

(iii)            both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d)               Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the Date of Grant of the SARs to be exercised. Notwithstanding the foregoing, if on the last day of the SAR Period (i) the Fair Market Value exceeds the Strike Price, (ii) the Participant has not exercised the SAR or the corresponding Option (if applicable), and (iii) neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day of the SAR Period and the Company shall make the appropriate payment therefor.

(e)               Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

47

9.                  Restricted Stock and Restricted Stock Units.

(a)               Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter.

(b)               Restricted Stock Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an Award Agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)               Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Common Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder (including, without limitation, voting rights) with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement in a manner consistent with the applicable requirements of Section 409A of the Code. At the discretion of the Committee, each Restricted Stock Unit (representing one Common Share) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee in its discretion. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d)               Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse pursuant to the terms and conditions set forth in the applicable Award Agreement. Unless otherwise provided by the Committee in an Award Agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(e)               Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

48

(ii)              Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to the outstanding Restricted Stock Units held by any Participant and no later than March 15th of the calendar year following the calendar year in which such expiration occurs, the Company shall deliver a copy of irrevocable instructions to a stockbroker or other third party agent to (A) sell a sufficient number of Common Shares on behalf of such Participant, in order to fully satisfy the Company’s tax withholding obligations with respect to such Restricted Stock Units, and (B) hold the remainder of the Participant’s Common Shares with respect to such Restricted Stock Units in an individual account with such stockbroker or other third party agent on behalf of, and for the benefit of, such Participant.

(f)                Section 83(b) Election. Subject to compliance with Section 83 of the Code and applicable Treasury Regulations, a Participant may file an election under Section 83(b) of the Code with respect to grants of Restricted Stock; provided, however, that it shall be the sole responsibility of such Participant to complete and file such election in accordance with and in the manner provided by Section 83 of the Code and Treasury Regulation Section 1.83-2.

10.              Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement.

11.              Adjustments Upon Changes in Capital Structure and Similar Events. In the event of changes in the outstanding Common Shares or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Date of Grant of any Award, Awards granted under the Plan and any Award Agreements, the Exercise Price of Options and the Strike Price of Stock Appreciation Rights, the maximum number of Common Shares subject to all Awards stated in Section 5 shall be equitably adjusted or substituted, as to the number, price or kind of a Common Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award and to prevent substantial dilution or enlargement of rights under such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall furnish each Participant written notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.              Effect of Change in Control. Notwithstanding Section 11, except as provided by the Committee in an Award Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of Common Shares receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), all Awards outstanding on the effective date of such Corporate Event shall be treated in the manner described in the definitive transaction agreement (or, in the event that the Corporate Event does not entail a definitive agreement to which the Company is a party, in the manner determined by the Committee in its sole discretion), which agreement may provide, without limitation, for one or more of the following:

(a)               The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 11, and to the extent that such Awards vest subject to the achievement of performance objectives or criteria, such objectives or criteria shall be adjusted appropriately to reflect the Corporate Event;

(b)               The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event;

(c)               The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation based upon the per-share consideration being paid for the Common Shares in connection with such Corporate Event, less, in the case of Options and SARs, the Exercise Price or Strike Price, as applicable, (such amounts to be paid on substantially the same schedule and subject to substantially the same terms and conditions as the consideration payable for the Common Shares in connection with the Corporate Event, unless otherwise determined by the Committee); provided, however, that Participants holding Options or SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the Exercise Price or Strike Price, as applicable, is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the Exercise Price or Strike Price, as applicable, such Awards shall be canceled for no consideration;

49

(d)               The cancellation of any or all Options and SARs (whether vested or unvested) as of the consummation of such Corporate Event; provided, that all Options and SARs to be so cancelled pursuant to this subsection (d) shall first become exercisable for a period of at least 10 days prior to such Corporate Event, with any exercise during such period of any unvested Options or SARs to be (i) contingent upon and subject to the occurrence of the Corporate Event, and (ii) effectuated by such means as are approved by the Committee; and

(e)               The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within 30 days of the applicable vesting date (or such later date on which the applicable consideration is payable for the Common Shares in connection with the Corporate Event, unless otherwise determined by the Committee).

Payments to holders pursuant to Section 12(c) shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Common Shares covered by the Award at such time (less any Exercise Price or Strike Price, as applicable). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (x) represent and warrant as to the unencumbered title to his or her Awards, (y) bear such Participant’s pro-rata share of any post-closing indemnity obligations and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Shares, and (z) deliver customary transfer documentation as reasonably determined by the Committee.

The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

13.              Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q) shall be made without stockholder approval, and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with Applicable Law; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b)       Amendment of Award Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of the Participant with respect to such Award shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes, and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.              General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. Each Award Agreement shall be subject to the terms and conditions of the Plan. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee. Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

50

(b)               Nontransferability; Trading Restrictions.

(i)                 Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)              Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (an “Immediate Family Member”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or members are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant shall provide the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee shall notify the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii)            The terms of any Award transferred in accordance with Section 14(b)(ii) shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment or service with the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv)             The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c)               Tax Withholding.

(i)                 A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding taxes. In addition, the Committee, in its discretion, may make arrangements with a stockbroker or other third party agent for the Participant to facilitate the payment of applicable income and self-employment taxes.

(ii)              Without limiting the generality of Section 14(c)(i), the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding obligations by (A) tendering a cash payment, (B) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having an aggregate Fair Market Value equal to the amount of such withholding obligations, or (C) authorizing the Company to withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Common Shares with an aggregate Fair Market Value equal to the amount of such withholding obligation (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

51

(d)               No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment or other agreement between the Company or its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)               International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f)                Designation and Change of Beneficiary. Unless otherwise provided by the Committee in an Award Agreement, each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)               Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h)               No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)                 Government and Other Regulations.

(i)                 The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to Applicable Law and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or other Applicable Law or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other Applicable Law, and, without limiting the generality of Section 9, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any terms or provisions to any Award granted under this Plan that it deems necessary or advisable in its sole discretion in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

52

(ii)              The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j)                 Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)               Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)                 No Trust or Fund Created. Neither this Plan nor any Award granted hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award Agreement shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under Applicable Law.

(m)             Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)               Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)               Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(p)               Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Law in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q)               Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)                Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(s)                Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

53

(t)                 Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the 12-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Section 409A of the Code, in no event whatsoever shall the Company or any Affiliate be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A of the Code).

(u)               Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14(u), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(v)               Payments. Participants shall be required to pay, to the extent required by Applicable Law, any amounts required to receive Common Shares under any Award made under this Plan.

As adopted by the Board of Directors of Byrna Technologies Inc. on October 23, 2020.

As approved by the stockholders of Byrna Technologies Inc. on __________________, 2020.

54

Byrna Technologies Inc.

(the “Company”)

FORM OF PROXY (“PROXY”)

Annual General and Special Meeting

November 19, 2020 at 10:00 a.m. (Eastern Time)

Virtual Meeting: https://web.lumiagm.com/235701649

Password: byrna2020 (lower case)

(the “Meeting”)

RECORD DATE:	October 20, 2020
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY:	November 17, 2020 at 10:00 a.m. (Eastern Time)

VOTING METHOD
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints Bryan Scott Ganz, President, Chief Executive Officer and Chair of the Company, whom failing Lisa Wager, Chief Legal Officer of the Company (the “Management Nominees”), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors		FOR	WITHHOLD
a)	Clive Denis Bode	☐	☐
b)	Bryan Scott Ganz	☐	☐
c)	Herbert Hughes	☐	☐
d)	Paul Jensen	☐	☐
e)	Chris Lavern Reed	☐	☐

2. Appointment of Auditor		FOR	WITHHOLD
To ratify the appointment of EisnerAmper LLP as Byrna’s independent registered public accounting firm for the fiscal year ending November 30, 2020 (the “Auditor Ratification Proposal”).		☐	☐

3. Consolidation Resolution		FOR	AGAINST
To consider and vote upon an amendment to the Byrna Certificate of Incorporation to effect a reverse stock split of Byrna’s common stock, $0.001 par value (the “Common Stock”), at a ratio in the range from 1-for-5 to 1-for-15, with such ratio to be determined in the discretion of Byrna’s board of directors and with such reverse stock split to be effected at such time and date as determined by Byrna’s board of directors in its sole discretion (the “Reverse Split”), the form of which amendment is attached as Annex A to this proxy statement (the “Reverse Stock Split Proposal”).		☐	☐

4. Approval of the 2020 Equity Incentive Plan		FOR	AGAINST
To consider and vote upon a proposal to approve the Byrna Technologies Inc. 2020 Equity Incentive Plan, the form of which is attached as Annex B to this proxy statement, and to authorize for issuance up to 25,000,000 shares of Common Stock thereunder (the “Plan Proposal”).		☐	☐

5. Approval of the Executive Compensation		FOR	AGAINST
To consider and vote upon the compensation Byrna’s Chief Executive Officer, as disclosed in this proxy statement (the “Executive Compensation Proposal”).		☐	☐

This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED

PLEASE PRINT NAME	Signature of registered owner(s)	Date (MM/DD/YYYY)

Proxy Voting – Guidelines and Conditions

1.	THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.

2.	THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.

3.	If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

4.	This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5.	Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space labeled “Please print appointee name”, the name of the person to be appointed, who need not be a security holder of the Company.

6.	To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.

7.	To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxies, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

8.	If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory’s power to sign the proxy.

9.	Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit www.tsxtrust.com/investorinsite

Click on, “Register” and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

www.tsxtrust.com
VANCOUVER    CALGARY    TORONTO    MONTRÉAL